SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29th, 2003

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29819 (Commission File Number)	58-2349413 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated July 29th, 2003, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On July 29th, 2003, HepaLife Technologies, Inc. issued a news release announcing that under a Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS), the primary tool linking government and industry researchers, HepaLife Technologies, Inc. (OTCBB: HPLF) is collaborating towards optimizing the hepatic functions of the patented PICM-19 cell line.   The patented application of the PICM-19 liver stem cells to an artificial liver device for support of human patients suffering liver failure is being tested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Jeet Sidhu

Jeet Sidhu

Director

Date: July 29, 2003

EXHIBIT 99.1

SCOPE OF HEPALIFE’S ARTIFICIAL LIVER RESEARCH

Vancouver, BC – July 29, 2003 - - Under a Cooperative Research and Development Agreement (CRADA) with the USDA’s Agricultural Research Service (ARS), the primary tool linking government and industry researchers, HepaLife Technologies, Inc. (OTCBB: HPLF) is collaborating towards optimizing the hepatic functions of the patented PICM-19 cell line.   The patented application of the PICM-19 liver stem cells to an artificial liver device for support of human patients suffering liver failure is being tested.

The CRADA program, authorized under the Federal Technology Transfer Act of 1986, allows federal laboratories and businesses to form commercial partnerships that help move new technologies into the marketplace. Under a CRADA, ARS scientists work with private firms to help commercialize the technologies developed.  A CRADA allows the collaborating company the first right to negotiate an exclusive license to any inventions that emerge under the agreement.

The overall objective of our research work is to optimize the culture conditions for the PICM-19 liver stem cell line so that the cells grow faster, reach higher densities, and have good function of key liver metabolic and detoxification enzyme systems. Concurrent with these cell biology efforts, bioengineering investigations on the cell culture hardware of the artificial liver device are ongoing.

Other specific research objectives are:

•

Develop cell culture system allowing the growth and differentiation of PICM-19 cells without STO feeder cell support.

•

Develop serum-free, defined or semi-defined medium cell culture system for growth and differentiation of PICM-19 cells.

•

Develop spheroid cultures of PICM-19 cells and test of rotating cell culture system (RCCS) for production and maintenance of spheroids.

•

Assay PICM-19 monolayer cultures and spheroid cultures for liver specific functions; inducible P450 activity and content, y (gamma)-glutamyltranspeptidase activity, urea production, and ammonia clearance.

•

Assay PICM-19 liver specific protein synthesis and secretion by electrophoretic and immunochemical techniques.

•

Assay liver specific markers in PICM-19 by immunocytochemistry.

•

Document PICM-19 hepatocyte morphology by light and electron microscopy.

Ideally, further characterization and improvements required in the culture technology will result in the cell line not requiring feeder cell support and growth in a completely serum-free defined medium. These advancements would facilitate the objective of adapting and applying the optimized PICM-19 cell line technology to the development of an artificial liver device.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF), is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of a patented cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival results for patients suffering from liver disease is more critical today than ever before.

Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses and other factors that result in liver disease, all clearly indicate that a strong need exists for an artificial liver device, now and into the foreseeable future.

Ongoing research and development work is being conducted at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

For additional information, please visit www.hepalife.com.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

HepaLife Technologies, Inc.

Harmel S. Rayat, President

Toll Free: 800-518-4879

www.hepalife.com